UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30,

Date of reporting period:	September 30, 2006

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset High Income
Opportunity Fund Inc.

ANNUAL REPORT

SEPTEMBER 30, 2006

                     INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset High Income
Opportunity Fund Inc.

Annual Report • September 30, 2006

What’s
Inside

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	5

Schedule of Investments	6

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	33

Financial Data	34

Board Approval of Management and Subadvisory Agreements	35

Additional Information	38

Annual Chief Executive Officer and Chief Financial Officer Certification	41

Dividend Reinvestment Plan	42

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief
Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)(i) growth slipped to 1.7% during the fourth quarter of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The advance estimate for third quarter GDP growth was 1.6% — the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rate(ii) to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.

Western Asset High Income Opportunity Fund Inc.

I

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, fell 15% in the third quarter.(iv) Overall, during the 12 months ended September 30, 2006, two-year Treasury yields increased from 4.18% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.34% to 4.64%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index(v), returned 3.67%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended September 30, 2006, the Citigroup High Yield Market Index(vi) returned 7.59%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global(vii) returned 7.81%. A strong global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’

Western Asset High Income Opportunity Fund Inc.

II

response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. Furthermore, the Fund’s prior manager has been informed by the staff of the Securities and Exchange Commission of the potential for an administrative proceeding against the prior manager in connection with disclosures regarding dividends and distributions paid to shareholders. See Note 6 to the financial statements. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 27, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	Source: The Wall Street Journal, 9/29/06.

(v)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(vi)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(vii)

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Western Asset High Income Opportunity Fund Inc.

III

Fund Overview

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 22, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new subadvisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

The Fund was formerly known as High Income Opportunity Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)(i), inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August and September 2006. Collectively, this led to a sharp rally in the overall bond market and the Lehman Brothers U.S. Aggregate Bond Index(ii) generated a positive 3.67% return during the last 12 months.

Riskier asset classes, such as high yield bonds, experienced periods of sharp volatility during the reporting period. This was often triggered by uncertainty regarding Fed policy and periodic investor flights to quality. However, for the 12-month period as a whole, the Citigroup High Yield Market Index(iii) returned 7.59%. High yield bonds performed well on the back of solid corporate profits and low default rates.

Performance Review

For the 12 months ended September 30, 2006, the Western Asset High Income Opportunity Fund Inc. returned 7.98%, based on its net asset value (“NAV”)(iv) and 9.82% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 7.59% and its Lipper High Current Yields Closed-End Funds Category Average(v) increased 9.11% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

1

During the 12-month period, the Fund made distributions to shareholders totaling $0.5040 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of September 30, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2006 (unaudited)

Price Per Share	12-Month Total Return
$7.12 (NAV)	7.98%
$6.37 (Market Price)	9.82%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A.    Early in the reporting period, the Fund’s performance was driven by positive security and industry selection. Issue selection was particularly strong in CCC-rated and below securities and in the utilities and paper and forest products industries. The Fund’s overweights to the airlines and telecommunications sectors and underweight to automotive also supported positive returns.

As the period progressed, an overweight in the building products sector and an underweight in the wireless telecom sector enhanced results. Elsewhere, overweight positions in a number of individual securities, including NewPage Holding Corp. and Hawaiian Telcom Communications, Inc., were positive contributors to performance.

What were the leading detractors from performance?

A.    Security selection in the telecommunications and cable and other media industries detracted from overall performance during the initial portion of the reporting period.

Later in the period, the Fund’s short duration(vi) negatively impacted performance, especially during the last three months of the fiscal year as yields fell across the curve. The Fund’s small allocation to investment grade bonds and emerging market debt detracted from results as they underperformed their high yield counterparts. From a sector perspective, an underweight in the consumer cyclical subsector and an overweight in the transportation subsector negatively impacted the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A.    Early in the period, we reinvested assets from a series of calls and tenders, primarily in the telecommunications industry, into automotive bonds, buying on weakness. We also decreased the Fund’s exposure to the cable industry.

Looking for Additional Information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

symbol XHIOX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

Thank you for your investment in the Western Asset High Income Opportunity Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 27, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Motors Corp. (4.6%), Ford Motor Co. (2.9%), Sprint Capital Corp. (1.9%), Qwest Corp. (1.7%), Williams Cos. Inc. (1.7%), EI Paso Corp. (1.4%), Tenet Healthcare Corp. (1.3%), EchoStar DBS Corp. (1.3%), Chesapeake Energy Corp. (1.2%) and Hertz Corp. (1.2%) Please refer to pages 6 through 20 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets), as of September 30, 2006 were: Consumer Discretionary (29.9%), Telecommunication Services (11.0%), Financials (10.9%), Energy (10.5%) and Industrials (9.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)      The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(ii)     The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

(iii)    The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(iv)    NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(v)     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 8 funds in the Fund’s Lipper category.

(vi)    Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your distributions in the form of a cash payment, then your distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), American Stock Transfer & Trust Company (“AST” or “Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 42. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

•      September 30, 2006

*  Amount represents less than 1%

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006)

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 93.1%
Aerospace & Defense — 1.1%
$995,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$982,562
		DRS Technologies Inc., Senior Subordinated Notes:
850,000	B+	6.625% due 2/1/16	839,375
1,750,000	B	7.625% due 2/1/18	1,785,000
		L-3 Communications Corp., Senior Subordinated Notes:
700,000	BB+	7.625% due 6/15/12	724,500
1,460,000	BB+	5.875% due 1/15/15	1,394,300
		Total Aerospace & Defense	5,725,737

Airlines — 1.5%
840,000	NR	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C,
		7.800% due 4/1/08	840,525
		Continental Airlines Inc., Pass-Through Certificates:
336,635	B+	Series 2000-2, Class C, 8.312% due 4/2/11	313,281
2,000,000	B	Series 2001-2, Class D, 7.568% due 12/1/06	2,001,250
		United Airlines Inc., Pass-Through Certificates:
962,968	NR	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	987,644
2,268,135	NR	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	2,428,322
		Series 2001-1:
460,000	NR	Class B, 6.932% due 9/1/11 (a)	503,988
1,045,000	NR	Class C, 6.831% due 9/1/08 (a)	1,066,553
		Total Airlines	8,141,563

Auto Components — 1.3%
695,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	708,900
1,820,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes,
		9.750% due 11/1/13	1,719,900
		TRW Automotive Inc.:
555,000	BB-	Senior Notes, 9.375% due 2/15/13	593,850
276,000	BB-	Senior Subordinated Notes, 11.000% due 2/15/13	302,220
		Visteon Corp., Senior Notes:
1,960,000	B-	8.250% due 8/1/10	1,920,800
1,765,000	B-	7.000% due 3/10/14	1,588,500
		Total Auto Components	6,834,170

Automobiles — 2.5%
		Ford Motor Co.:
575,000	B	Debentures, 8.875% due 1/15/22	498,094
7,615,000	B	Notes, 7.450% due 7/16/31	5,920,662
		General Motors Corp.:
1,330,000	B-	Notes, 7.200% due 1/15/11	1,231,912

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Automobiles — 2.5% (continued)
		Senior Debentures:
$1,350,000	B-	8.250% due 7/15/23	$1,176,188
2,720,000	B-	8.375% due 7/15/33	2,366,400
2,125,000	B-	Senior Notes, 7.125% due 7/15/13	1,877,969
		Total Automobiles	13,071,225

Biotechnology — 0.0%
190,000	B	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes,
		7.750% due 4/1/14 (b)	181,450

Building Products — 1.7%
		Associated Materials Inc.:
4,950,000	CCC	Senior Discount Notes, step bond to yield 10.793% due 3/1/14	2,747,250
225,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	225,562
1,240,000	B	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	1,320,600
1,795,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,705,250
4,450,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield
		11.040% due 3/1/14	3,092,750
		Total Building Products	9,091,412

Capital Markets — 0.7%
1,690,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes,
		9.625% due 6/15/14	1,842,100
		E*TRADE Financial Corp., Senior Notes:
365,000	B+	7.375% due 9/15/13	375,038
1,365,000	B+	7.875% due 12/1/15	1,443,487
		Total Capital Markets	3,660,625

Chemicals — 2.7%
1,020,000	BB-	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	1,071,643
2,400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	2,586,000
2,900,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)(c)	2,879,816
535,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	560,413
		Lyondell Chemical Co.:
725,000	B+	8.000% due 9/15/14	737,687
595,000	B+	8.250% due 9/15/16	606,900
		Senior Secured Notes:
1,615,000	BB	11.125% due 7/15/12	1,768,425
130,000	BB	10.500% due 6/1/13	143,650
700,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	757,750
2,870,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	2,669,100
545,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	520,475
		Total Chemicals	14,301,859

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Commercial Services & Supplies — 2.5%
$2,250,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes,
		11.375% due 7/15/11	$2,261,250
2,580,000	BB-	Allied Waste North America Inc., Senior Notes, Series B,
		8.500% due 12/1/08	2,715,450
1,600,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	1,800,448
1,930,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated
		Notes, 9.500% due 2/15/13	2,007,200
1,050,000	B+	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (b)	1,015,875
2,990,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	3,214,250
		Total Commercial Services & Supplies	13,014,473

Communications Equipment — 1.1%
4,815,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	4,309,425
1,950,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	1,618,500
		Total Communications Equipment	5,927,925

Consumer Finance — 4.8%
580,000	B-	ACE Cash Express Inc., 10.250% due 10/1/14 (b)	590,150
		Ford Motor Credit Co.:
		Notes:
925,000	B	7.875% due 6/15/10	901,544
2,535,000	B	9.957% due 4/15/12 (d)	2,656,031
1,140,000	B	7.000% due 10/1/13	1,059,155
		Senior Notes:
1,037,000	B	10.640% due 6/15/11 (b)(d)	1,084,765
2,245,000	B	9.875% due 8/10/11	2,325,371
		General Motors Acceptance Corp.:
11,680,000	BB	Bonds, 8.000% due 11/1/31	12,246,153
4,660,000	BB	Notes, 6.875% due 8/28/12	4,617,990
		Total Consumer Finance	25,481,159

Containers & Packaging — 2.7%
1,175,000	CCC+	Berry Plastics Holding Corp., 8.875% due 9/15/14 (b)	1,186,750
1,265,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes,
		9.875% due 10/15/14	1,249,188
		Graphic Packaging International Corp.:
405,000	B-	Senior Notes, 8.500% due 8/15/11	416,138
2,350,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	2,414,625
1,875,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,987,500
		Owens-Brockway Glass Container Inc.:
1,575,000	B	Senior Notes, 6.750% due 12/1/14	1,504,125
2,479,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	2,559,567
955,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	969,325
725,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (a)	112,375
1,550,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	1,604,955
		Total Containers & Packaging	14,004,548

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Diversified Consumer Services — 1.9%
$1,255,000	CCC+	Education Management LLC/Education Management Corp.,
		Senior Notes, 8.750% due 6/1/14 (b)	$1,273,825
		Hertz Corp.:
725,000	B	Senior Notes, 8.875% due 1/1/14 (b)	763,062
4,870,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	5,381,350
		Service Corp. International:
1,225,000	BB-	Debentures, 7.875% due 2/1/13	1,267,875
1,115,000	BB-	Senior Notes, 6.500% due 3/15/08	1,120,575
		Total Diversified Consumer Services	9,806,687

Diversified Financial Services — 2.3%
1,755,000	B-	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (b)	1,750,612
435,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	438,263
1,250,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	1,206,250
		CitiSteel USA Inc., Senior Secured Notes:
420,000	CCC+	12.949% due 9/1/10 (d)	435,750
510,000	NR	15.000% due 10/1/10 (b)(e)	549,525
1,199,000	B-	Global Cash Access LLC/Global Cash Finance Corp.,
		Senior Subordinated Notes, 8.750% due 3/15/12	1,264,945
670,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC,
		Second Priority, Senior Secured Notes, 9.000% due 7/15/14	686,750
1,230,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes,
		9.500% due 4/15/14 (b)	1,273,050
500,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	477,500
840,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	886,200
2,710,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	2,940,350
		Total Diversified Financial Services	11,909,195

Diversified Telecommunication Services — 6.9%
		Cincinnati Bell Inc.:
1,975,000	B-	Senior Notes, 7.000% due 2/15/15	1,945,375
460,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	466,900
285,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	247,950
1,610,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	1,734,775
1,555,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(c)(d)(f)	0
2,360,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B,
		12.500% due 5/1/15	2,489,800
650,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	676,000
		Intelsat Bermuda Ltd., Senior Notes:
1,830,000	B+	9.250% due 6/15/16 (b)	1,932,938
3,665,000	B	11.250% due 6/15/16 (b)	3,912,387
1,200,000	B	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	1,267,500
895,000	B-	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	783,125
		NTL Cable PLC, Senior Notes:
400,000	B-	8.750% due 4/15/14	417,000
1,005,000	B-	9.125% due 8/15/16	1,042,688

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Diversified Telecommunication Services — 6.9% (continued)
$720,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	$747,000
		Qwest Communications International Inc., Senior Notes:
205,000	B	7.500% due 2/15/14	206,538
590,000	B	Series B, 7.500% due 2/15/14	594,425
		Qwest Corp.:
4,640,000	BB	Notes, 8.875% due 3/15/12	5,086,600
2,945,000	BB	Senior Notes, 7.500% due 10/1/14 (b)	3,055,437
2,100,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	2,155,765
4,245,000	B-	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	2,844,150
4,195,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	4,651,206
		Total Diversified Telecommunication Services	36,257,559

Electric Utilities — 0.7%
705,406	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	749,935
2,350,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,673,125
		Total Electric Utilities	3,423,060

Energy Equipment & Services — 2.0%
2,655,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	3,283,494
573,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	565,838
260,000	B	GulfMark Offshore Inc., 7.750% due 7/15/14	262,600
1,725,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,837,125
625,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	646,875
3,270,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	3,768,387
		Total Energy Equipment & Services	10,364,319

Food & Staples Retailing — 0.3%
1,535,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,805,757

Food Products — 0.5%
230,000	BB+	Ahold Lease USA Inc., Pass-Through Certificates, Series 2001 A-2, 8.620% due 1/2/25	237,044
		Dole Food Co. Inc., Senior Notes:
2,025,000	B	7.250% due 6/15/10	1,888,312
575,000	B	8.875% due 3/15/11	553,438
		Total Food Products	2,678,794

Health Care Providers & Services — 4.5%
2,400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	2,556,000
1,350,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	1,297,688
		DaVita Inc.:
1,200,000	B	Senior Notes, 6.625% due 3/15/13	1,177,500
1,640,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	1,619,500

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Health Care Providers & Services — 4.5% (continued)
		Extendicare Health Services Inc.:
$105,000	B+	Senior Notes, 9.500% due 7/1/10	$110,644
1,000,000	B	Senior Subordinated Notes, 6.875% due 5/1/14	1,075,000
		HCA Inc.:
4,445,000	BB+	Debentures, 7.500% due 11/15/95	3,192,683
970,000	BB+	Notes, 7.690% due 6/15/25	762,062
		Senior Notes:
40,000	BB+	6.300% due 10/1/12	33,950
1,150,000	BB+	6.375% due 1/15/15	931,500
40,000	BB+	6.500% due 2/15/16	32,200
2,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,601,438
1,275,000	BB+	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	1,244,719
		Tenet Healthcare Corp., Senior Notes:
4,250,000	CCC+	7.375% due 2/1/13	3,851,562
3,190,000	CCC+	9.875% due 7/1/14	3,193,987
		Total Health Care Providers & Services	23,680,433
Hotels, Restaurants & Leisure — 4.5%
1,325,000	BB-	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	1,391,250
1,450,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,486,250
120,000	CCC+	Cinemark Inc., Senior Discount Notes, step bond to yield 9.856% due 3/15/14	96,300
2,625,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	2,559,375
		Hilton Hotels Corp.:
275,000	BB	Notes, 7.625% due 12/1/12	293,906
1,360,000	BB	Senior Notes, 7.950% due 4/15/07	1,383,800
2,515,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	2,647,037
		Isle of Capri Casinos Inc., Senior Subordinated Notes:
150,000	B	9.000% due 3/15/12	157,313
555,000	B	7.000% due 3/1/14	530,025
2,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,029,063
700,000	B+	Mandalay Resort Group, Senior Subordinated, Debentures, 7.625% due 7/15/13	694,750
2,100,000	BB	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	2,081,625
1,400,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	1,372,000
2,290,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	2,453,162
220,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	234,850
1,250,000	BBB-	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	1,318,750
		Station Casinos Inc.:
2,035,000	BB-	Senior Notes, 7.750% due 8/15/16	2,121,488
800,000	B+	Senior Subordinated Notes, 6.875% due 3/1/16	754,000
		Total Hotels, Restaurants & Leisure	23,604,944

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Household Durables — 2.8%
$200,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	$204,000
		Beazer Homes USA Inc.:
1,105,000	BB	8.125% due 6/15/16	1,080,138
190,000	BB	Senior Notes, 6.875% due 7/15/15	172,900
1,140,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	1,193,581
2,150,000	B-	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,354,250
		K Hovnanian Enterprises Inc., Senior Notes:
2,440,000	BB	7.500% due 5/15/16	2,290,550
1,505,000	BB	8.625% due 1/15/17	1,501,238
1,670,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,701,312
1,390,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.830% due 9/1/12	1,132,850
2,225,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,280,625
735,000	B+	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	712,950
		Total Household Durables	14,624,394

Household Products — 0.7%
1,000,000	CCC	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (b)	1,075,000
		Spectrum Brands Inc., Senior Subordinated Notes:
1,140,000	CCC	8.500% due 10/1/13	991,800
300,000	CCC	7.375% due 2/1/15	241,500
1,235,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (b)	1,248,894
		Total Household Products	3,557,194

Independent Power Producers & Energy Traders — 4.1%
1,055,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	1,037,339
		AES Corp.:
		Senior Notes:
3,855,000	B	9.500% due 6/1/09	4,134,488
820,000	B	8.875% due 2/15/11	881,500
40,000	B	7.750% due 3/1/14	41,800
470,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	508,775
4,500,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	4,128,750
		Edison Mission Energy, Senior Notes:
800,000	BB-	7.730% due 6/15/09	826,000
295,000	BB-	7.500% due 6/15/13 (b)	299,425
1,670,000	BB-	7.750% due 6/15/16 (b)	1,699,225
225,000	B-	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	230,063
1,825,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,836,406
		NRG Energy Inc., Senior Notes:
950,000	B-	7.250% due 2/1/14	945,250
5,160,000	B-	7.375% due 2/1/16	5,140,650
		Total Independent Power Producers & Energy Traders	21,709,671

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Industrial Conglomerates — 0.1%
$650,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	$693,063
Insurance — 0.6%
3,095,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	3,187,850
Internet & Catalog Retail — 0.4%
1,040,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	951,600
1,215,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,202,850
		Total Internet & Catalog Retail	2,154,450

IT Services — 0.7%
		Sungard Data Systems Inc.:
775,000	B-	Senior Notes, 9.125% due 8/15/13	806,000
2,810,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	2,908,350
		Total IT Services	3,714,350

Leisure Equipment & Products — 0.3%
1,450,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	1,421,000
Machinery — 0.5%
175,000	BB	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	186,375
485,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	466,812
1,040,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,134,900
1,195,000	B	Mueller Holdings Inc., Discount Notes, step bond to yield 15.500% due 4/15/14	1,057,575
		Total Machinery	2,845,662

Media — 11.8%
1,935,000	B-	Affinion Group Inc., 10.125% due 10/15/13	2,041,425
		AMC Entertainment Inc.:
675,000	B-	Senior Note, Series B, 8.625% due 8/15/12	700,313
2,675,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	2,929,125
465,000	CCC+	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (b)	455,700
1,860,176	B-	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	1,846,225
1,960,000	CCC-	CCH I Holdings LLC, Senior Notes, 13.500% due 1/15/14	1,514,100
60,000	CCC-	CCH I Holdings LLC/CCH I Holding Capital Corp., Senior Notes, 11.750% due 5/15/14 (d)	43,050
2,950,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	2,699,250
2,570,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	2,634,250
		CSC Holdings Inc.:
		Senior Debentures:
145,000	B+	7.875% due 2/15/18	151,163
1,875,000	B+	7.625% due 7/15/18	1,928,906
		Senior Notes:
1,025,000	B+	7.875% due 12/15/07	1,042,937
760,000	B+	7.250% due 4/15/12 (b)	760,950
		Series B:
1,200,000	B+	8.125% due 7/15/09	1,248,000
700,000	B+	7.625% due 4/1/11	721,875

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Media — 11.8% (continued)
$683,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	$765,814
1,416,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,536,360
		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
1,544,000	BB-	8.375% due 3/15/13	1,607,690
1,320,000	BB-	6.375% due 6/15/15	1,247,400
		EchoStar DBS Corp., Senior Notes:
945,000	BB-	7.000% due 10/1/13 (b)	928,462
3,150,000	BB-	6.625% due 10/1/14	3,004,312
2,950,000	BB-	7.125% due 2/1/16 (b)	2,865,187
2,575,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,581,963
2,300,000	CCC+	Houghton Mifflin Co., Senior Discount Notes, step bond to yield 11.232% due 10/15/13	2,018,250
2,630,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	2,794,375
2,880,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	3,103,200
1,100,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	1,060,125
100,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	93,750
2,160,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	2,322,000
1,635,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	1,606,387
1,060,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	1,066,625
		R.H. Donnelley Corp.:
		Senior Discount Notes:
525,000	B	Series A-1, 6.875% due 1/15/13	481,688
950,000	B	Series A-2, 6.875% due 1/15/13	871,625
2,675,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	2,695,062
500,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	552,500
1,235,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	1,267,419
		Rainbow National Services LLC:
2,540,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	2,730,500
450,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	510,750
		Rogers Cable Inc.:
270,000	BB+	Secured Notes, 5.500% due 3/15/14	255,150
175,000	BB+	Senior Secured Notes, 6.250% due 6/15/13	173,688
1,935,000	BB+	Senior Secured Second Priority Notes, 6.750% due 3/15/15	1,964,025
795,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	809,906
320,000	CCC	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	324,400
		Total Media	61,955,882

Metals & Mining — 1.1%
175,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	196,000
1,190,000	BBB-	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	1,181,075
2,870,000	B-	Metals USA Inc., 11.125% due 12/1/15	3,157,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Metals & Mining — 1.1% (continued)
$1,445,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	$1,495,575
		Total Metals & Mining	6,029,650

Multi-Utilities — 0.1%
525,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	558,338

Multiline Retail — 1.4%
2,177,000	BBB-	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	2,525,274
3,285,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	3,564,225
1,219,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	1,336,329
		Total Multiline Retail	7,425,828

Office Electronics — 0.5%
2,275,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	2,331,875
180,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17	183,600
		Total Office Electronics	2,515,475

Oil, Gas & Consumable Fuels — 8.4%
1,130,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	1,220,400
2,652,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,738,190
		Chesapeake Energy Corp., Senior Notes:
3,265,000	BB	6.625% due 1/15/16	3,167,050
340,000	BB	6.875% due 1/15/16	334,050
700,000	BB	6.500% due 8/15/17	659,750
1,600,000	BB	6.250% due 1/15/18	1,492,000
1,121,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	1,188,260
570,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	567,150
		El Paso Corp., Medium-Term Notes:
750,000	B	7.800% due 8/1/31	772,500
6,275,000	B	7.750% due 1/15/32	6,463,250
1,210,000	B+	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	1,275,766
1,500,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,473,750
3,040,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	2,903,200
940,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	902,400
735,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	746,025
1,260,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	1,272,600
2,125,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	2,257,812
		Pogo Producing Co., Senior Subordinated Notes:
60,000	B+	7.875% due 5/1/13 (b)	61,425
2,040,000	B+	6.875% due 10/1/17	1,955,850
520,000	B+	Series B, 8.250% due 4/15/11	534,950
100,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	99,500
700,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	742,000
1,210,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	1,277,511

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Oil, Gas & Consumable Fuels — 8.4% (continued)
$1,125,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	$1,102,500
		Williams Cos. Inc.:
		Notes:
2,580,000	BB-	7.875% due 9/1/21	2,709,000
3,780,000	BB-	8.750% due 3/15/32	4,158,000
1,825,000	BB-	Senior Notes, 7.625% due 7/15/19	1,907,125
		Total Oil, Gas & Consumable Fuels	43,982,014

Paper & Forest Products — 1.8%
2,650,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	2,630,125
1,115,000	B+	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	1,101,062
1,005,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	864,300
2,705,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	2,813,200
510,000	BB+	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	499,844
		Verso Paper Holdings LLC:
630,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (b)	637,088
1,025,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	1,022,438
		Total Paper & Forest Products	9,568,057

Personal Products — 0.4%
2,150,000	B+	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	2,241,375

Pharmaceuticals — 0.4%
1,980,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,925,550

Real Estate Investment Trusts (REITs) — 1.5%
75,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	76,875
		Host Marriott LP, Senior Notes:
2,920,000	BB	Series I, 9.500% due 1/15/07	2,960,150
1,300,000	BB	Series O, 6.375% due 3/15/15	1,267,500
1,430,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	1,297,725
		Ventas Realty LP/Ventas Capital Corp.:
470,000	BB+	7.125% due 6/1/15	485,862
		Senior Notes:
425,000	BB+	6.500% due 6/1/16	424,469
1,120,000	BB+	6.750% due 4/1/17	1,132,600
		Total Real Estate Investment Trusts (REITs)	7,645,181

Road & Rail — 0.7%
1,240,000	BB-	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.905% due 5/15/14 (b)(d)	1,221,400
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
220,000	B-	10.250% due 6/15/07	226,050
2,115,000	B-	9.375% due 5/1/12	2,252,475
70,000	B-	12.500% due 6/15/12	77,350
		Total Road & Rail	3,777,275

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
Semiconductors & Semiconductor Equipment — 0.2%
$2,035,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	$1,246,438

Software — 0.2%
1,140,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	1,060,200

Specialty Retail — 1.9%
845,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	869,294
		AutoNation Inc., Senior Notes:
445,000	BB+	7.507% due 4/15/13 (b)(d)	452,788
560,000	BB+	7.000% due 4/15/14 (b)	561,400
900,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	830,250
1,775,000	CCC	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	1,885,937
1,800,000	BBB-	Gap Inc., Notes, 9.550% due 12/15/08	1,942,124
1,950,000	CCC+	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	1,769,625
1,720,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,668,400
		Total Specialty Retail	9,979,818

Textiles, Apparel & Luxury Goods — 0.9%
		Levi Strauss & Co., Senior Notes:
950,000	B-	9.750% due 1/15/15	990,375
1,600,000	B-	8.875% due 4/1/16	1,600,000
3,350,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14	2,403,625
		Total Textiles, Apparel & Luxury Goods	4,994,000

Thrifts & Mortgage Finance — 1.1%
5,500,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	5,816,250

Tobacco — 0.2%
1,130,000	B-	Alliance One International Inc., 11.000% due 5/15/12	1,158,250

Trading Companies & Distributors — 1.1%
940,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	982,300
805,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	829,150
2,205,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	2,320,762
1,490,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	1,508,625
		Total Trading Companies & Distributors	5,640,837

Wireless Telecommunication Services — 3.0%
2,550,000	BBB+	IWO Holdings Inc., Senior Secured Notes, 9.257% due 1/15/12 (d)	2,632,875
250,000	BB	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	262,813
620,000	B+	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	661,850
2,040,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	2,136,900
		Sprint Capital Corp.:
5,550,000	BBB+	Notes, 8.750% due 3/15/32	6,787,578
3,250,000	BBB+	Senior Notes, 6.875% due 11/15/28	3,303,121
		Total Wireless Telecommunication Services	15,785,137
		TOTAL CORPORATE BONDS & NOTES (Cost — $478,851,077)	490,180,083

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Face Amount	Rating‡	Security	Value
CONVERTIBLE BOND — 0.1%
Semiconductors — 0.1%
$650,000	CC	Amkor Technologies Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $568,083)	$546,000

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
9,956,016	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(c)(f) (Cost — $10,745,818)	0

LOAN PARTICIPATION — 1.1%
United States — 1.1%
5,500,000	NR	UPC Broadband Holding B.V. Term Loan, (Toronto Dominion) 7.640% due 3/15/13 (g) (Cost — $5,500,000)	5,495,826

SOVEREIGN BONDS — 1.6%
Brazil — 0.5%
		Federative Republic of Brazil:
1,480,000	BB	11.000% due 8/17/40	1,928,810
640,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	702,560
		Total Brazil	2,631,370

Panama — 0.1%
510,000	BB	Republic of Panama, 9.375% due 4/1/29	656,625

Russia — 1.0%
4,690,000	BBB+	Russian Federation, 5.000% due 3/31/30 (d)	5,239,621
		TOTAL SOVEREIGN BONDS (Cost — $8,377,023)	8,527,616

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
4,660,992	Home Interiors & Gifts Inc. (c)(f)*	46,610
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
73,499	Aurora Foods Inc. (c)(f)*	0
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
10,722	Outsourcing Solutions Inc. (c)*	45,568
INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
12,427	Motorola Inc.	310,675
Semiconductors & Semiconductor Equipment — 0.0%
1,372	Freescale Semiconductor Inc., Class B Shares*	52,150
	TOTAL INFORMATION TECHNOLOGY	362,825

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares (c)*	$0
20,125	Pagemart Wireless (b)(c)(f)	201
	TOTAL TELECOMMUNICATION SERVICES	201

	TOTAL COMMON STOCKS (Cost — $7,384,183)	455,204

PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.3%
Automobiles — 0.3%
22,300	Ford Motor Co., 7.400%	404,745
17,100	Ford Motor Co., 8.000%	322,335
1,600	Ford Motor Co., Series F, 7.550%	29,232
900	General Motors Corp., 7.250%	16,587
31,700	General Motors Corp., 7.500%	600,715
10,100	General Motors Corp., Senior Notes, 7.250%	186,749
2,200	General Motors Corp., Senior Notes, 7.375%	41,206
400	General Motors Corp., Senior Notes, 7.375%	7,540
	TOTAL CONSUMER DISCRETIONARY	1,609,109

ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
3,111	Chesapeake Energy Corp., 6.250%	784,874
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
3,400	Preferred Plus, Series FRD-1, 7.400%	61,268
8,400	Saturns, Series F 2003-5, 8.125%	159,180
	TOTAL FINANCIALS	220,448

	TOTAL PREFERRED STOCKS (Cost — $2,396,757)	2,614,431

CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
19,800	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $584,350)	1,111,275

Warrants
WARRANTS (c)(f) — 0.0%
1,705	Cybernet Internet Services International Inc., Expires 7/1/09 (b)*	0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)*	0
1,185	IWO Holdings Inc., Expires 1/15/11 (b)*	0
1,000	Jazztel PLC, Expires 7/15/10 (b)*	0
1,765	Merrill Corp., Class B Shares, Expires 5/1/09 (b)*	0
245	Pliant Corp., Expires 6/1/10 (b)*	2
6,975	RSL Communications Ltd., Class A Shares, Expires 11/15/06*	0

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Warrants	Security	Value
WARRANTS (c)(f) — 0.0% (continued)
3,510	Viasystems Group Inc., Expires 1/12/10*	$0

	TOTAL WARRANTS (Cost — $644,503)	2

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $515,051,794)	508,930,437

Face Amount
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$8,242,000	Nomura Securities International Inc. repurchase agreement dated 9/29/06, 5.330% due 10/2/06; Proceeds at maturity — $8,245,661; (Fully collateralized by U.S government agency obligation, 4.250% due 6/23/08; Market value — $8,407,213) (Cost — $8,242,000)	8,242,000
	TOTAL INVESTMENTS — 98.2% (Cost — $523,293,794#)	517,172,437
	Other Assets in Excess of Liabilities — 1.8%	9,227,694
	TOTAL NET ASSETS — 100.0%	$526,400,131

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
(a)	Security is currently in default.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2006.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Illiquid security.
(g)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is $524,529,941.

See page 21 for definitions of ratings.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s Investors Service or Fitch Ratings Service.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (September 30, 2006)

ASSETS:
Investments, at value (Cost — $523,293,794)	$517,172,437
Cash	500
Dividends and interest receivable	10,679,740
Receivable for securities sold	5,138,337
Other receivables	289,606
Prepaid expenses	31,486
Total Assets	533,312,106
LIABILITIES:
Payable for securities purchased	6,247,697
Investment management fee payable	345,216
Deferred compensation payable	20,819
Directors’ fees payable	1,507
Accrued expenses	296,736
Total Liabilities	6,911,975
Total Net Assets	$526,400,131

NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding; 500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	840,585,911
Undistributed net investment income	1,915,999
Accumulated net realized loss on investments	(310,054,349)
Net unrealized depreciation on investments	(6,121,357)
Total Net Assets	$526,400,131
Shares Outstanding	73,927,179
Net Asset Value	$7.12

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Statement of Operations (For the year ended September 30, 2006)

INVESTMENT INCOME:
Interest	$44,499,887
Dividends	181,292
Total Investment Income	44,681,179
EXPENSES:
Investment management fee (Note 2)	4,195,948
Shareholder reports	218,417
Transfer agent fees	133,150
Stock exchange listing fees	64,033
Legal fees	37,937
Audit and tax	31,079
Custody fees	21,759
Insurance	11,205
Directors’ fees	10,995
Miscellaneous expenses	11,454
Total Expenses	4,735,977
Less: Fee waivers and/or expense reimbursements (Note 2)	(11,599)
Net Expenses	4,724,378
Net Investment Income	39,956,801
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	13,277,404
Change in Net Unrealized Appreciation/Depreciation From Investments	(18,369,684)
Net Loss on Investments	(5,092,280)
Increase in Net Assets From Operations	$34,864,521

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended September 30,)

	2006	2005
OPERATIONS:
Net investment income	$39,956,801	$38,067,236
Net realized gain	13,277,404	5,010,895
Change in net unrealized appreciation/depreciation	(18,369,684)	(12,301,915)
Increase from payment by affiliate (Note 2)	—	227,500
Increase in Net Assets From Operations	34,864,521	31,003,716
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(37,259,298)	(40,364,240)
Decrease in Net Assets From Distributions to Shareholders	(37,259,298)	(40,364,240)
Decrease in Net Assets	(2,394,777)	(9,360,524)
NET ASSETS:
Beginning of year	528,794,908	538,155,432
End of year*	$526,400,131	$528,794,908
* Includes undistributed (overdistributed) net investment income of:	$1,915,999	$(1,493,047)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30:

	2006(1)	2005(1)		2004(1)	2003(1)	2002
Net Asset Value, Beginning of Year	$7.15	$7.28		$7.08	$6.10	$7.15
Income (Loss) From Operations:
Net investment income	0.54	0.52		0.56	0.63	0.66
Net realized and unrealized gain (loss)	(0.07)	(0.10)		0.24	1.03	(0.96)
Total Income (Loss) From Operations	0.47	0.42		0.80	1.66	(0.30)
Less Distributions From:
Net investment income	(0.50)	(0.55)		(0.57)	(0.61)	(0.67)
Return of capital	—	—		(0.03)	(0.07)	(0.08)
Total Distributions	(0.50)	(0.55)		(0.60)	(0.68)	(0.75)
Net Asset Value, End of Year	$7.12	$7.15		$7.28	$7.08	$6.10
Market Price, End of Year	$6.37	$6.29		$6.83	$7.09	$6.00
Total Return Based on Net Asset Value(2)	7.98%	6.69	%(3)	12.05%	28.67%	(4.85)%
Total Return, Based on Market Price(4)	9.82%	0.04%		4.97%	31.00%	(8.20)%
Net Assets, End of Year (millions)	$526	$529		$538	$523	$442
Ratios to Average Net Assets:
Gross expenses	0.90%	1.25%		1.26%	1.28%	1.23%
Net expenses	0.90 (5)	1.25		1.26	1.28	1.23
Net investment income	7.62	7.07		7.73	9.46	10.04
Portfolio Turnover Rate	65%	22%		31%	37%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan.
(5)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset High Income Opportunity Fund Inc. (formerly known as High Income Opportunity Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Loss

(a)	$ 711,543	$ (711,543)

(a)   Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2.  Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM a fee calculated daily and paid monthly at an annual rate of 1.15% of the Fund’s average daily net assets.

Effective October 1, 2005, and under a new investment management agreement, effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

During the year ended September 30, 2005, SBFM reimbursed the Fund in the amount of $227,500 for losses incurred from an investment transaction error.

During the year ended September 30, 2006, SBFM waived a portion of its fees in the amount of $11,599.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2006. This change will have no effect on fees previously deferred. As of September 30, 2006, the Fund had accrued $20,819 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 342,602,931
Sales	326,002,253

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$22,844,530
Gross unrealized depreciation	(30,202,035)
Net unrealized depreciation	$(7,357,505)

At September 30, 2006, the Fund held a loan participation with a total cost of $5,500,000 and a total market value of $5,495,826.

4.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date
10/20/2006
10/27/2006	$0.044000

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2006	2005

Distributions paid from: Ordinary Income	$37,259,298	$40,364,240

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,938,192
Capital loss carryforward*	(308,818,201)
Other book/tax temporary differences(a)	(22,193)
Unrealized depreciation(b)	(7,357,505)
Total accumulated earnings/(losses) — net	$(314,259,707)

*      During the taxable year ended September 30, 2006, the Fund utilized $12,551,979 of its capital loss carryover available from prior years. As of September 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2008	$(33,484,593)
9/30/2009	(69,256,717)
9/30/2010	(141,417,884)
9/30/2011	(62,116,725)
9/30/2012	(2,542,282)
$(308,818,201)

These amounts will be available to offset any future taxable capital gains.

(a)  Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(b)   The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

5.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.  Subsequent Event

The Fund’s name changed to Western Asset High Income Opportunity Fund Inc. on October 9, 2006.

8.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109,

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be substained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Opportunity Fund Inc. (formerly High Income Opportunity Fund Inc.), as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc., as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 27, 2006

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value(1)	Distribution Paid	Distribution Reinvestment Price
Fiscal Year 2004
October 28	$7.09	$7.12	$0.0500	$7.12
November 24	7.04	7.17	0.0500	7.13
December 22	7.12	7.30	0.0500	7.17
January 27	7.27	7.45	0.0500	7.36
February 24	7.20	7.30	0.0500	7.26
March 23	7.04	7.28	0.0500	7.10
April 27	6.43	7.27	0.0500	6.59
May 25	6.56	7.07	0.0500	6.67
June 22	6.50	7.12	0.0500	6.58
July 27	6.73	7.15	0.0500	6.84
August 24	6.82	7.21	0.0500	6.92
September 21	6.84	7.28	0.0500	6.90

Fiscal Year 2005
October 26	6.91	7.32	0.0500	6.96
November 22	6.76	7.40	0.0500	6.84
December 28	6.68	7.42	0.0500	6.73
January 25	6.55	7.35	0.0450	6.63
February 22	6.54	7.40	0.0450	6.66
March 21	6.30	7.26	0.0450	6.31
April 26	6.22	7.10	0.0450	6.27
May 24	6.32	7.00	0.0450	6.39
June 21	6.46	7.15	0.0450	6.49
July 26	6.59	7.24	0.0420	6.64
August 23	6.55	7.27	0.0420	6.58
September 27	6.37	7.16	0.0420	6.40

Fiscal Year 2006
October 25	6.08	7.08	0.0420	6.12
November 21	5.99	7.05	0.0420	6.10
December 27	6.04	7.08	0.0420	6.08
January 24	6.24	7.12	0.0420	6.25
February 21	6.23	7.13	0.0420	6.30
March 28	6.21	7.15	0.0420	6.26
April 25	6.12	7.14	0.0420	6.19
May 23	6.13	7.10	0.0420	6.20
June 27	5.98	6.95	0.0420	6.02
July 21	6.06	7.00	0.0420	6.18
August 18	6.26	7.04	0.0420	6.34
September 22	6.34	7.10	0.0420	6.39

(1) As of record date.

Western Asset High Income Opportunity Fund Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 22, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Western Asset High Income Opportunity Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

Western Asset High Income Opportunity Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Western Asset High Income Opportunity Fund Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (formerly known as High Income Opportunity Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1993	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Director	Since 1993	Retired	27	None

Western Asset High Income Opportunity Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee Consulting Group Capital Markets Funds

Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)

				N/A	N/A

Western Asset High Income Opportunity Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Opportunity Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Western Asset High Income Opportunity Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock

Western Asset High Income Opportunity Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
  Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Robert J. Brault
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER

Western Asset Management
  Company

CUSTODIAN

State Street Bank and Trust
  Company

TRANSFER AGENT

American Stock Transfer &
  Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG, LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC
Member NASD, SIPC

FD0802 11/06  SR06-186

Western Asset High Income Opportunity Fund Inc.

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2005 and September 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,500 in 2005 and $31,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Opportunity (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,600 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Opportunity

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset High Income Opportunity requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter,

permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset High Income Opportunity during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Western Asset High Income Opportunity’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Opportunity or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Jane Dasher

Lee Abraham

John Toolan

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)

Proxy Voting Policies and Procedures

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006	Co-portfolio manager of the fund; employee of SBFM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Timothy J. Settel Western Asset 385 East Colorado Blvd. Pasadena, CA 911101	Since 2006

Co-portfolio manager of the fund; employee of SBFM since 2006 and research analyst at Western Asset since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

(a)(2):

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	141 registered investment companies with $148.90 billion in total assets under management	22 Other pooled investment vehicles with $25.55 billion in assets under management	1,014 Other accounts with $291.29 billion in total assets under management

Stephen A. Walsh‡	141 registered investment companies with $148.90 billion in total assets under management	22 Other pooled investment vehicles with $25.55 billion in assets under management	1,014 Other accounts with $291.29 billion in total assets under management

Michael C. Buchanan‡	6 registered investment companies with $7.03 billion in total assets under management	2 Other pooled investment vehicles with $2.45 billion in assets under management	15 Other accounts with $1.19 billion in total assets under management

Timothy J. Settel‡	6 registered investment companies with $7.03 billion in total assets under management	2 Other pooled investment vehicles with $2.45 billion in assets under management	15 Other accounts with $1.19 billion in total assets under management

‡ The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3):

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by manager and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.

As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4):

The table below identifies ownership of fund securities by the portfolio managers.

Portfolio Manager(s)	Dollar Range of Ownership of Securities

S. Kenneth Leech	None
Stephen A. Walsh	None
Michael C. Buchanan	None
Timothy J. Settel	None

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)(1)	Code of Ethics attached hereto

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 8, 2006

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	December 8, 2006